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                                                                    EXHIBIT 10.1

                             MARIETTA CORPORATION
                              37 Huntington Street
                            Cortland, New York 13045



                                         August 25, 1995



Barry W. Florescue
701 Southeast 6th Avenue
Delray Beach, Florida 33483

Florescue Family Corporation
701 Southeast 6th Avenue
Delray Beach, Florida 33483
Attention:  Barry Florescue



Gentlemen:

          In consideration of the agreements of Marietta Corporation (the "Company") set forth herein, each of Barry W. Florescue ("BF") and Florescue Family Corporation ("FFC"; BF and FFC are hereinafter referred to collectively as "Florescue") hereby agrees, on behalf of itself and each of its affiliates (as such term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that for a period of two years from the date of this letter agreement (the "Termination Date"), neither Florescue nor its affiliates will, subject to the next succeeding paragraph, (i) acquire, or in conjunction with any other person acquire, by purchase or otherwise, beneficial or record ownership of more than 14.99% of the then issued and outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), (ii) without the prior written consent of the Board of Directors of the Company propose to the Company or any other person any transaction between Florescue, or any of its affiliates, on the one hand, and the Company or its security holders, or involving any of its securities or security holders, on the other hand, whether by merger, tender offer or otherwise, (iii) acquire, or assist, advise or encourage any other person in acquiring, directly or indirectly, control of the Company, whether by solicitation of proxies or otherwise, or any of the Company's securities, businesses or assets, (iv) directly or indirectly, or through any other person, solicit proxies with respect to the Common Stock or any other securities of the Company entitled to vote, or become a "participant" in any "election contest" relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of
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Barry W. Florescue
Florescue Family Corporation
August 25, 1995
Page 2

Regulation A under the Exchange Act) other than as a nominee of the Board of Directors of the Company on behalf of the slate nominated by the Board of Directors of the Company, (v) request or demand the call, or participate with or in any way assist any other person in requesting or demanding the call of a special or annual meeting of shareholders; or (vi) take any other action, alone or in concert with any other person, the effect of which would be similar to or accomplishes the same purpose as any of the foregoing. The term "person" as used in this letter agreement shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity.

          The provisions contained in the preceding paragraph shall be of no further force or effect, if at any time prior to the Termination Date (other than in connection with the process now being conducted by Goldman, Sachs & Co. pursuant to which offers to purchase the Company are being solicited), the Company (i) solicits or assists any other person to acquire beneficial or record ownership of more than 14.99% of the then outstanding shares of Common Stock,
(ii) solicits or assists any other person to acquire, directly or indirectly,
(x) control of the Company, whether by solicitation of proxies or otherwise, or
(y) all or substantially all of the assets or business of the Company, or (iii) takes any other action, alone or in concert with any other person, the effect of which would be to accomplish the same purposes as any of the foregoing.

          It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or under applicable law.

          It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this letter agreement by Florescue and that the Company shall be entitled to equitable relief, including an injunction and specific performance, as a remedy in addition to all other available remedies at law or in equity for any such breach. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines by a final, nonappealable order that either party has breached this letter agreement, then such party shall be liable and pay to the other party the reasonable legal fees that the other party has incurred in connection with such litigation, including any appeal therefrom.
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Barry W. Florescue
Florescue Family Corporation
August 25, 1995
Page 3

          If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and there shall be substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

          The Company agrees that, so long as Florescue continues to beneficially own at least 75% of the shares of the Company he now beneficially owns, the Company will use its best efforts to cause the nominating committee of the Board of Directors of the Company to nominate two designees of Florescue for election as director at any meeting of shareholders intended to be called for the purpose of electing directors and to be held prior to the Termination Date. In the event that (i) the nominees of the Board of Directors of the Company are not elected to such Board at the 1995 Annual Meeting of Shareholders, or (ii) the Board of Directors shall fail to nominate two designees of Florescue for election as director at any meeting of shareholders called for the purpose of electing directors and held prior to the Termination Date, or if such designees so nominated shall not be elected as directors at any such meeting, then, in either such case and notwithstanding any other provision of this letter agreement, this letter agreement shall immediately terminate and be of no further force or effect.

          Two individuals designated by Florescue have been nominated for election as directors at the 1995 Annual Meeting of Shareholders scheduled for August 31, 1995. Florescue agrees that at the 1995 Annual Meeting it will, and will cause each of its Affiliates to, vote all shares of Common Stock beneficially owned by such Persons for the slate of directors nominated by the Company's Board of Directors.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of laws principles, and shall be binding upon Florescue, and its successors and assigns.
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Barry W. Florescue
Florescue Family Corporation
August 25, 1995
Page 4

          Please confirm your acceptance of, and agreement with, the foregoing by signing and returning one copy of this letter to the Company.

                              Very truly yours,

                              MARIETTA CORPORATION



                              By: /s/ Stephen D. Tannen
                                  -------------------------
                                  Title: President



Accepted and agreed to as of this
25th day of August, 1995


FLORESCUE FAMILY CORPORATION


By: /s/ Barry W. Florescue
    ---------------------------
    Barry W. Florescue
Title: President


By: /s/ Barry W. Florescue
    ---------------------------
    Barry W. Florescue